UNITED STATES SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D. C. 20549
FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported): September 14, 2006
BELO CORP.
(Exact name of registrant as specified in its charter)

DELAWARE	1-8598	75-0135890
(State or other	(Commission File Number)	(I.R.S. Employer
jurisdiction of incorporation)		Identification No.)
P.O. Box 655237, Dallas, Texas 75265-5237
(Address of principal executive offices) (Zip Code)
Registrant’s telephone number, including area code: (214) 977-6606
None
(Former name or former address, if changed since last report.)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐  Pre-commencement communications pursuant to Rule 13e-4(c) under Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events
Item 9.01. Financial Statements and Exhibits
SIGNATURE
Press Release

Item 8.01. Other Events.
On September 14, 2006, the Company issued a press release reporting that The Dallas Morning News had completed its previously announced voluntary severance program. A copy of the press release is attached as Exhibit 99.1 and is incorporated by reference herein.
Item 9.01. Financial Statements and Exhibits.
     (d) Exhibits.
99.1	Belo Corp. press release dated September 14, 2006, The Dallas Morning News Completes Voluntary Severance Program

SIGNATURE
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.
Date: September 14, 2006

BELO CORP.
By:	/s/ Russell F. Coleman
Russell F. Coleman
Vice President/General Counsel